[Zurich Kemper Life Letterhead]





Via EDGAR

September 13, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  KILICO Variable Separate Account of
          Kemper Investors Life Insurance Company
          File Nos. 333-88845 and 811-5025

Commissioners:

Enclosed for filing pursuant to the requirements of Rule 497(e) under the Securities Act of 1933 is a prospectus supplement dated September 13, 2000 to the prospectus dated May 1, 2000.

Please call the undersigned at 847-969-3510 if there are any questions.

Yours truly,

/s/ Karen A. Sprague

Karen A. Sprague
Senior Counsel

Enclosure

KAS/sb

                     SUPPLEMENT DATED SEPTEMBER 13, 2000
                     TO PROSPECTUS DATED MAY 1, 2000 FOR
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                         FLEXIBLE PREMIUM VARIABLE
                           LIFE INSURANCE POLICY
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                                 ISSUED BY
                   KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

This Supplement provides additional information to prospective purchasers of the Zurich Kemper Lifeinvestor(SM) Policy concerning a benefit available to you under your Policy, as well as additional information about a Policy expense charge. Please read this Supplement carefully and keep it with your Prospectus for future reference.


The section entitled "Mortality and Expense Risk Charge" in the table entitled "Policy Charges and Deductions," appearing on page 6 of the Prospectus, is hereby modified to read as follows, and the following footnote (1a) is hereby added:

     "Mortality and Expense Risk Charge:     Current: .60% of average
                                             daily assets for the
                                             first ten Policy Years;
                                             .40% for Policy Years
                                             eleven through twenty;
                                             and .20% for Policy
                                             Year twenty-one and
                                             thereafter, ceasing when
                                             the Insured reaches age
                                             100

                                             Guaranteed: .60% for the
                                             first ten Policy Years;
                                             and .40% for Policy Year
                                             eleven and thereafter,
                                             ceasing when the Insured
                                             reaches age 100 (1a)"

     "(1a) Based on our current estimates of longevity and of the expenses incurred over the life of the Policy, we do not anticipate imposing the guaranteed Mortality and Expense Risk Charge. However, we reserve the right to assess a charge higher than the current charge, but not to exceed the guaranteed charge, based on changed circumstances."

The section entitled "Benefits at Maturity," appearing on page 17 of the Prospectus, is hereby modified by adding the following new paragraphs at the end of the section:

          "The Extended Maturity Option Rider maintains life insurance benefits beyond age 100. This Rider is added automatically to all Policies in states that have approved the Rider, at no extra premium. Under this Rider, you may choose from year to year to extend the Maturity Date for one year intervals. During the extension period, premium payments are prohibited due to Internal Revenue Code Section 7702 restrictions. Also, during the extension period, you may not take partial withdrawals or additional Policy Loans, and the death benefit is the Cash Value. During the extension period, we will not charge the cost of insurance charge or the mortality and expense risk charge. We will, however, continue to charge the monthly administrative expense charge.

          All other riders still active end at age 100. The tax treatment of the maturity benefit and the Extended Maturity Option Rider is discussed in "Treatment of Maturity Benefits and Extension of Maturity Date" under "Federal Tax Matters."


The section entitled "Mortality and Expense Risk Charge," appearing on page 20 of the Prospectus, is hereby modified to read as follows:

          "For the mortality and expense risks we assume, we deduct a daily charge from the Subaccounts. The current annual rate for this charge is .60% of average daily assets for the first ten Policy Years, .40% for Policy Years eleven through twenty, and .20% for Policy Year twenty-one and thereafter. We guarantee an annual rate of .60% for the first ten Policy Years and .40% for Policy Year eleven and thereafter. The mortality and expense risk charge ceases when the Insured reaches age 100.

          The mortality and expense risk we assume is that our estimates of longevity and of the expenses incurred over the life of the Policy will not be correct. If circumstances change, we may be required to assess a charge higher than the current charge, but not more than the guaranteed mortality and expense risk charge."

The following new sub-section is hereby added at the end of the section entitled "Considerations Applicable to Both MECs and Non-MECs," appearing on page 27 of the Prospectus:

          "Treatment of Maturity Benefits and Extension of Maturity Date. If your Policy does not have an Extended Maturity Option Rider, at the Maturity Date, we pay the Surrender Value to you. Generally, the excess of the Cash Value (less any applicable administrative expense charge) over your investment in the Policy will be includible in your taxable income at that time. If your Policy has an Extended Maturity Option Rider, we believe the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time."




00S6LISuppC.doc